                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                 CURRENT REPORT

      Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934


      Date of Report (Date of earliest event reported)  November 16, 1995



                             TRISTAR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-13099                       13-3129318
--------------------------------------------------------------------------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


12500 San Pedro Avenue, Suite 500, San Antonio, Texas                   78216
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code    (210) 402-2200
                                                   -----------------------------


                               Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 8.  Change in Fiscal Year.

         On November 16, 1995, the Board of Directors of TRISTAR CORPORATION (the "Company") approved a proposal to change the fiscal year of the Company from one ending on August 31 to a 52-53 week fiscal year ending on the Saturday nearest to the last day of the month of August in each year. In addition, the Company changed its fiscal quarters such that each quarter consists of 13 weeks and ends on a Saturday. As provided for under Rule 13a-10(d) of the Securities Exchange Act of 1934, no transition report is required to be filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TRISTAR CORPORATION



                                        By /s/ Loren M. Eltiste
                                           ----------------------------------
                                           Loren M. Eltiste, Vice President,
                                           Chief Financial Officer, Assistant
                                           Secretary and Principal Financial
                                           and Accounting Officer


DATE:  November 29, 1995





                                      -2-